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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                  PURSUANT TO
                             SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 15, 1996

                            SUMMIT TECHNOLOGY, INC.

       MASSACHUSETTS                   0-16937                  04-2897945
(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
     of incorporation)                                    Identification Number)

                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02154

          (Address of principal executive offices, including zip code)

                                 (617) 890-1234

              (Registrant's telephone number including area code)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         (a) On May 15, 1996, pursuant to the Agreement and Plan of Merger dated April 19, 1996 (as amended, the "Merger Agreement") among Summit Technology, Inc. (the "Registrant"), Summit Acquisition Corporation, a wholly-owned subsidiary of the Registrant ("Summit Sub"), Lens Express, Inc. ("Lens"), Mordechai Golan, Creslin Limited, Menderes Akdag and Huseyin Kizanlikli, the Registrant acquired Lens by the merger of Summit Sub with and into Lens. The purchase price paid by the Registrant under the Merger Agreement consisted of 1,708,500 shares of common stock, $.01 par value per share, of the Registrant. The purchase price was calculated pursuant to a formula set forth in the Merger Agreement which was determined by arms-length negotiation among the parties.

         (b) Prior to the merger, Lens operated a mail-order contact lens business. The Registrant intends that the surviving company from the merger will continue to engage in such business.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is currently impracticable to provide the required financial statements in this Current Report. All of the required financial statements will be filed by amendment as soon as they become available.

   (b) PRO FORMA FINANCIAL INFORMATION. It is currently impracticable to provide the required pro forma financial information in this Current Report. All of the required pro forma financial information will be filed by amendment as soon as it becomes available.

   (c)      EXHIBITS.

EXHIBIT
NUMBER                              TITLE

2.1 Agreement and Plan of Merger, dated April 19, 1996 (as amended, the "Merger Agreement"), among Summit Technology, Inc. (the "Registrant"), Summit Acquisition Corporation, a wholly-owned subsidiary of the Registrant, Lens Express, Inc., Mordechai Golan, Creslin Limited, Menderes Akdag and Huseyin Kizanlikli, including a
            list of exhibits to the Merger Agreement.   The Registrant will
            furnish supplementally a copy of any omitted Exhibit to the Merger Agreement to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SUMMIT TECHNOLOGY, INC.

                                                     By  /s/ David F. Muller
                                                         -----------------------
                                                         David F. Muller
                                                         Chief Executive Officer

Date:  May 24, 1996

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                                 EXHIBIT INDEX

EXHIBIT                          DESCRIPTION                               PAGE
NUMBER


  2.1 Agreement and Plan of Merger, dated April 19, 1996 (as amended, the "Merger Agreement"), among Summit Technology, Inc. (the "Registrant"), Summit Acquisition Corporation, a wholly-owned subsidiary of the Registrant, Lens Express, Inc., Mordechai Golan, Creslin Limited, Menderes Akdag and Huseyin Kizanlikli, including a list of exhibits to the Merger Agreement. The Registrant will furnish supplementally a copy of any omitted Exhibit to the Merger Agreement to the Securities and Exchange Commission upon request.